Exhibit 10.1

AMENDMENT TO
Employment AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into on October 13, 2021, by and between Hyliion Holdings Corp., a Delaware corporation (the “Company”), and Patrick Sexton (“Employee”). Capitalized terms used herein without definition have the meanings given to them in the Agreement (as defined below).

WHEREAS, the parties entered into that certain Employment Agreement on December 2, 2020, which was retroactively effective as of October 1, 2020 (as amended, the “Agreement”); and

WHEREAS, the parties desire to make certain amendments to the Agreement to reflect their mutual understanding and agreement with respect to Employee’s compensation.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties agree as follows:

1. Amendment. Section 3(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) Base Salary. During the Employment Period, the Company shall pay to Employee an annualized base salary of $325,000 (the “Base Salary”) in consideration for Employee’s services under this Agreement, payable in substantially equal installments in conformity with the Company’s customary payroll practices for similarly situated employees as may exist from time to time, but no less frequently than monthly. Employee’s Base Salary will be reviewed annually by the CEO based on the performance of the Employee and the Company. The CEO may, but will not be required to, increase the Base Salary during the Initial and any Renewal Term.”

2.  Miscellaneous. This Amendment shall constitute an amendment pursuant to and in accordance with Section 16 of the Agreement. Except as specifically modified by this Amendment, the terms of the Agreement shall remain in full force and effect after the date hereof, and any reference to the Agreement shall mean the Agreement, as amended and modified hereby. The provisions of Sections 14-20 and 26 of the Agreement shall apply to this Amendment, mutatis mutandis.

[Signature Page Follows]

HYLN - Amendment to P. Sexton Employment Agreement

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

EMPLOYEE

/s/ Patrick Sexton

HYLIION HOLDINGS CORP.

By:	/s/ Thomas Healy
Name:	Thomas Healy
Title:	Founder and CEO

[Signature Page to Amendment to Employment Agreement]